Receivable due from related party	12 Months Ended
Dec. 31, 2021
Disclosure Of Transactions Between Related Parties Abstract
Receivable due from related party [Text Block]

6. Receivable due from related party

Under the terms of the Joint Venture Agreement (the "JVA") that governs the management of the JV (note 8), the Company remains the manager and operator of the JV and receives an arm's length fee for services rendered to the JV of $6.5 million per annum (originally $6.0 million, but adjusted annually for inflation).

During the year ended December 31, 2021, the Company earned a service fee of $5.1 million (year ended December 31, 2020 - $4.9 million). For the year ended December 31, 2021, the service fee was comprised of a gross service fee of $6.3 million less withholding taxes payable in Ghana of $1.2 million (year ended December 31, 2020 - gross service fee of $6.1 million less withholding taxes of $1.2 million). As at December 31, 2021, the Company had a receivable due from the JV in respect of the service fee in the amount of $7.3 million, net of withholding taxes (December 31, 2020 - $2.7 million). Pending regulatory approval in Ghana of the 2021 service fee agreement, the Company expects to collect its service fee receivable in 2022.

All transactions with related parties have occurred in the normal course of operations and were measured at the exchange amount agreed to by the parties. All amounts are unsecured, non-interest bearing and have no specific terms of settlement.